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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  -------------

Date of report (Date of earliest event reported): December 8, 1999

                                   ACSYS, INC.
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              (Exact Name of Registrant as Specified in Charter)

           Georgia                       000-23711               58-2299173
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                 75 14th Street
                                   Suite 2200
                             Atlanta, Georgia 30309
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (404) 817-9440


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On December 1, 1999, Timothy Mann, Jr. resigned as Chief Executive Officer and Director of Acsys, Inc. (the "Company"), and, effective upon the approval of the Company's Board of Directors, entered into a separation and release agreement and shareholder and restrictive covenant agreement with the Company. The terms and provisions of these agreements with Mr. Mann are incorporated herein by reference to Exhibits 10.1 and 10.2 filed with this Report. Simultaneously with Mr. Mann's resignation, David C. Cooper, the Chairman of the Company's Board of Directors, was appointed to the position of Chief Executive Officer of the Company. Brady W. Mullinax Jr., the Chief Financial Officer of the Company, will take on the additional role of executive vice president for finance and administration.

         In addition to Mr. Mann, the following executive officers of the Company also resigned on December 1, 1999 and entered into separation and release agreements and shareholder and restrictive covenant agreements with the
Company:

-        Mary Beth Chase, Executive Vice President, Chief Development Officer;
- Robert D. Bailey, Group Director, National Products of Acsys IT, a wholly-owned subsidiary of the Company ("Acsys IT");
-        Robert M. Kwatnez, Group Director, New Products of Acsys IT; and
-        Steven M. Sutton, Group Director, Operations Development of Acsys IT.

Ms. Chase and Mr. Kwatnez also resigned as Directors of the Company. The terms and provisions of these executive officers' separation and release agreements and their shareholder and restrictive covenant agreements are incorporated herein by reference to Exhibits 10.3 - 10.10 filed with this Report.


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ITEM 7.  EXHIBITS.

         (c)      Exhibits

         The following exhibits are filed as part of this Report:


EXHIBIT NO.            DESCRIPTION
-----------            -----------

   10.1                Separation and Release Agreement, dated November 23, 1999, between Acsys,
                       Inc. and Timothy Mann, Jr.

   10.2                Shareholder and Restrictive Covenant Agreement, dated November 23, 1999, between Acsys, Inc. and Timothy Mann, Jr.

   10.3                Separation and Release Agreement, dated December 1, 1999, between Acsys,
                       Inc. and Mary Beth Chase

   10.4                Shareholder and Restrictive Covenant Agreement, dated December 1, 1999, between Acsys, Inc. and Mary Beth Chase

   10.5                Separation and Release Agreement, dated December 1, 1999, between Acsys,
                       Inc., Acsys IT, Inc. and Robert M. Kwatnez

   10.6                Shareholder and Restrictive Covenant Agreement, dated December 1, 1999, between Acsys, Inc. and Robert M. Kwatnez

   10.7                Separation and Release Agreement, dated December 1, 1999, between Acsys,
                       Inc., Acsys IT, Inc. and Steven M. Sutton

   10.8                Shareholder and Restrictive Covenant Agreement, dated December 1, 1999, between Acsys, Inc. and Steven M. Sutton

   10.9                Separation and Release Agreement, dated December 1, 1999, between Acsys,
                       Inc., Acsys IT, Inc. and Robert D. Bailey

   10.10               Shareholder and Restrictive Covenant Agreement, dated December 1, 1999, between Acsys, Inc. and Robert D. Bailey

   99.1                Press Release, dated December 1, 1999

   99.2                Press Release, dated December 1, 1999

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACSYS, INC.


                                       By: /s/ Brady W. Mullinax, Jr.
                                           --------------------------
                                           Brady W. Mullinax, Jr.
                                           Executive Vice President - Finance
                                           and Administration, Chief Financial
                                           Officer and Secretary

Dated:   December 8, 1999

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